Revenue from contracts with customers	9 Months Ended
Sep. 30, 2018
Revenue from Contract with Customer [Abstract]
Revenue from contracts with customers

3. REVENUE FROM CONTRACTS WITH CUSTOMERS

Adoption of ASC Topic 606, “Revenue from Contracts with Customers”

On January 1, 2018, the Company adopted ASC 606 using the modified retrospective method applied to contracts not yet completed as of January 1, 2018. Results for reporting periods beginning after January 1, 2018 are presented under ASC 606, while prior period amounts are not adjusted and are reported in accordance with the Company’s historical accounting under ASC 605.

The primary impact of the adoption of ASC 606 related to the timing of revenue recognized for e-commerce sales, due to e-commerce refund rights. Under ASC 606, the Company recognizes revenue when control of the promised good is transferred to the customer, and reflects the consideration to which the Company expects to be entitled to receive in exchange for the good. This has resulted in accelerated revenue recognition for e-commerce sales, as under ASC 605, all revenue and related costs were deferred and recognized once the refund period lapsed.

The cumulative effect of applying the new guidance to all contracts that were not completed as of January 1, 2018 was recorded as an adjustment to accumulated deficit of approximately $40,000 as of the adoption date, which was primarily the result of reducing deferred revenue by approximately $70,000 and deferred cost of product revenue and selling fees by approximately $30,000, that were recorded on the consolidated balance sheet at December 31, 2017. The Company would have recognized approximately $1,000 and $29,000 of additional total revenue during the three and nine months ended September 30, 2018, respectively, if the Company had continued to recognize revenue under ASC 605.

The adoption of ASC 606 did not impact income taxes, as the Company fully reserves its net deferred tax assets. Therefore, the change to the Company’s net deferred tax asset position due to adoption was offset by a corresponding change to the valuation allowance.

Revenue recognition

Revenue includes sales of HOTSHOT bottled finished goods to e-commerce customers, specialty retailers and sports teams, including professional and collegiate teams. Revenue also consists of payments made by customers for expedited shipping and handling.

The Company expenses fulfillment costs as incurred because the amortization period would be less than one year in accordance with the ASC 606 practical expedient.

In accordance with ASC 606, the Company applies the following steps to recognize revenue for the sale of bottled finished goods that reflects the consideration to which the Company expects to be entitled to receive in exchange for the promised goods:

Identify the contract with a customer

A contract with a customer exists when the Company enters into an enforceable contract with a customer. The contract is based on either the acceptance of standard terms and conditions on the websites for e-commerce customers, or the execution of terms and conditions contracts with specialty retailers and sports teams. These contracts define each party’s rights, payment terms and other contractual terms and conditions of the sale. The Company applies judgment in determining the customer’s ability and intention to pay, which is based on a variety of factors including the customer’s historical payment experience and, in some circumstances, published credit and financial information pertaining to the customer.

Identify the performance obligations in the contract

Performance obligations promised in a contract are identified based on the goods that will be transferred to the customer that are both capable of being distinct and are distinct in the context of the contract, whereby the transfer of the goods is separately identifiable from other promises in the contract. The Company has concluded the sale of bottled finished goods and related shipping and handling are accounted for as a single performance obligation.

Determine the transaction price

The transaction price is determined based on the consideration to which the Company will be entitled to receive in exchange for transferring goods to the customer. For sales through June 18, 2018, the Company offered refunds to e-commerce customers, upon request, within 30 days of delivery. For sales subsequent to June 18, 2018, the Company now offers refunds to e-commerce customers, upon request, within 14 days of delivery. The Company estimates the amount of potential refunds at each reporting period using a portfolio approach of historical data, adjusted for changes in expected customer experience, including seasonality and changes in economic factors, as necessary. For specialty retailers and sports teams, the Company does not offer a right of return or refund and revenue is recognized at the time products are delivered to customers.

Discounts provided to customers are accounted for as an element of the transaction price and as a reduction to revenue, and were approximately $2,000 and $19,000 for the three and nine months ended September 30, 2018, respectively, and approximately $82,000 and $202,000 for the three and nine months ended September 30, 2017, respectively.

Revenue is presented net of taxes collected from customers and remitted to governmental authorities.

Determine the satisfaction of performance obligation

Revenue is recognized when control of the bottled finished goods is transferred to the customer. Control of the bottled finished goods is transferred at a point in time, upon delivery to the customer. The period of time between the satisfaction of the performance obligation and when payment is due from the customer is not significant.

Concentrations of credit risk

The Company had no customers that represented greater than 10% of total revenue during the three and nine months ended September 30, 2018 or the three and nine months ended September 30, 2017. The vast majority of revenue was generated from sales within the United States.